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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                      FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 29, 1997



                               PRICE ENTERPRISES, INC.
                (Exact name of registrant as specified in its charter)




        DELAWARE               0-20449                   33-0628740
    (State or other          (Commission              (I.R.S. Employer
      jurisdiction           File Number)             Identification No.)
    of incorporation)




                        4649 MORENA BLVD., SAN DIEGO, CA 92117
             (Address of principal executive offices, including zip code)



         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (619) 581-4530





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                               Exhibit Index on Page 4


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    This Current Report on Form 8-K/A is filed by Price Enterprises, Inc., a
Delaware corporation ("PEI"), as an amendment to that certain Current Report on Form 8-K filed by PEI on September 12, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (b)   PRO FORMA FINANCIAL INFORMATION.

          Unaudited Pro Forma Condensed Combined Balance Sheet of Price Enterprises, Inc. as of June 8, 1997 and Unaudited Pro Forma Condensed Combined Statements of Operations for the Forty Weeks Ended June 8, 1997 and the Year Ended August 31, 1996.

    (c)   EXHIBITS.

          99.1 Unaudited Pro Forma Condensed Combined Balance Sheet of Price Enterprises, Inc. as of June 8, 1997 and Unaudited Pro Forma Condensed Combined Statements of Operations for the Forty Weeks Ended June 8, 1997 and the Year Ended August 31, 1996.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 10, 1997                     Price Enterprises, Inc.


                                            By:  /s/ JACK MCGRORY
                                                 ------------------------
                                                 Jack McGrory
                                                 President and Chief
                                                 Executive Officer


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                                    EXHIBIT INDEX


EXHIBIT NO.                                                               PAGE
-----------                                                               ----


99.1 Unaudited Pro Forma Condensed Combined Balance Sheet of Price Enterprises, Inc. as of June 8, 1997 and Unaudited Pro Forma Condensed Combined Statements of Operations for the Forty Weeks Ended June 8, 1997 and the Year Ended August 31, 1996.


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